Exhibit 10.13

EXECUTION COPY

INTERCREDITOR AGREEMENT

INTERCREDITOR AGREEMENT (this “Agreement”) dated as of July 31, 2007, among JPMORGAN CHASE BANK, N.A., as Representative with respect to the ABL Credit Agreement, JPMORGAN CHASE BANK, N.A., as Representative with respect to the First Lien Term Loan Agreement, GOLDMAN SACHS CREDIT PARTNERS L.P., as Representative with respect to the Second Lien Term Loan Agreement and Subagent, JPMORGAN CHASE BANK, N.A., as European Collateral Agent and Representative with respect to the European Collateral and the Dutch Collateral, TOWER AUTOMOTIVE HOLDINGS USA, LLC, (the “US Borrower”), TOWER AUTOMOTIVE HOLDINGS EUROPE B.V., (the “European Borrower” and, together with the US Borrower, the “Borrowers”), and each of the other Loan Parties party hereto.

WHEREAS, the US Borrower, the US Guarantors, JPMorgan Chase Bank, N.A., as administrative agent, and certain financial institutions are parties to that certain Revolving Credit and Guaranty Agreement dated as of July 31, 2007 (the “ABL Credit Agreement”), pursuant to which such financial institutions have agreed to make loans and extend other financial accommodations to the US Borrower; and

WHEREAS, the Borrowers, the US Guarantors, JPMorgan Chase Bank, N.A., as administrative agent, and certain financial institutions are parties to that certain First Lien Term Loan and Guaranty Agreement dated as of July 31, 2007 (the “First Lien Term Loan Agreement”), pursuant to which such financial institutions have agreed to make loans and extend other financial accommodations to the Borrowers; and

WHEREAS, the Borrowers, the US Guarantors, Goldman Sachs Credit Partners L.P., as administrative agent, and certain financial institutions are parties to that certain Second Lien Term Loan and Guaranty Agreement dated as of July 31, 2007 (the “Second Lien Term Loan Agreement”), pursuant to which such financial institutions have agreed to make loans to the Borrowers; and

WHEREAS, the US Borrower, the US Guarantors and JPMorgan Chase Bank, N.A., as agent (in such capacity, the “ABL Agent”) are parties to that certain ABL Security Agreement, dated as of July 31, 2007 (the “ABL Security Agreement”); and

WHEREAS, the US Borrower, the US Guarantors and JPMorgan Chase Bank, N.A., as agent (in such capacity, the “First Lien Term Loan Agent”) are parties to that certain First Lien Term Loan Facility Security Agreement, dated as of July 31, 2007 (the “First Lien Term Loan Security Agreement”);

WHEREAS, the US Borrower, the US Guarantors and Goldman Sachs Credit Partners L.P., as agent (in such capacity, the “Second Lien Term Loan Agent”) are parties to that certain Second Lien Term Loan Facility Security Agreement, dated as of July 31, 2007 (the “Second Lien Term Loan Security Agreement”); and

WHEREAS, the European Borrower has granted liens on certain of its assets to secure its obligations under the First Lien Term Loan Agreement and the Second Lien Term Loan Agreement, and certain non-U.S. Loan Parties have guaranteed those obligations and granted liens on certain of their assets to secure such guarantees; and

WHEREAS, notwithstanding that a single security interest will be granted in the European Collateral and the Dutch Collateral pursuant to the Foreign Collateral Documents (as defined in the First Lien Term Loan Agreement), the applicable Loan Parties and the applicable Secured Parties intend that the holders of the First Priority Obligations and Second Priority Obligations with respect to the European Collateral and the Dutch Collateral have rights and obligations equivalent to those that will be created pursuant to this Agreement in respect of the ABL Collateral and the US Term Collateral (to the extent permitted by applicable law), as more fully described in Section 1.2; and

WHEREAS, it is the desire of the parties hereto to set forth their respective rights and priorities with respect to the Common Collateral (as defined herein);

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which is expressly recognized by all of the parties hereto, the parties agree as follows:

SECTION 1.

1.1 Definitions. The following terms, as used herein, have the following meanings:

“ABL Agent” has the meaning set forth in the fourth WHEREAS clause of this Agreement.

“ABL Collateral” means (i) all accounts and inventory of the US Borrower and the US Guarantors and proceeds thereof (as each of such terms is defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof) and (ii) any other Common Collateral which constitutes “Eligible Machinery & Equipment”, “Additional Eligible Machinery & Equipment”, “Eligible Real Property” or “Additional Eligible Real Property” under the ABL Credit Agreement, and the proceeds thereof.

“ABL Credit Agreement” has the meaning set forth in the first WHEREAS clause of this Agreement, and any replacement agreement in connection with any Refinancing of Indebtedness thereunder permitted hereby, as any such agreement may be amended, supplemented or otherwise modified in accordance with the terms hereof and thereof.

“ABL Credit Agreement Loan Documents” means the “Loan Documents” as defined in the ABL Credit Agreement.

“ABL Required Lenders” means the “Required Lenders” as defined in the ABL Credit Agreement.

“ABL Secured Obligations” means all “Secured Obligations” as defined in the ABL Credit Agreement.

“ABL Security Agreement” has the meaning set forth in the fourth WHEREAS clause of this Agreement.

“ABL Termination Date” means the first date on which the Release Conditions (as defined in the ABL Security Agreement) are met.

“Adequate Protection Liens” means any Liens granted in any Insolvency Proceeding to any Secured Party as adequate protection of the Secured Obligations held by such Secured Party.

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time.

“Borrowers” has the meaning set forth in the preamble of this Agreement.

“Class” refers to the determination in relation to any particular Type of Common Collateral or any particular Type of Other Collateral, (i) with respect to any Secured Obligations, whether such Secured Obligations are First Priority Obligations, Second Priority Obligations or Third Priority Obligations and (ii) with respect to any Secured Party, whether such Secured Party is a First Priority Secured Party, a Second Priority Secured Party or a Third Priority Secured Party.

“Closing Date” means July 31, 2007.

“Common Collateral” means the ABL Collateral and the Other Collateral.

“Comparable Second Lien Security Document” means, in relation to any Common Collateral subject to any First Priority Document, that Second Priority Document that creates a security interest in the same Common Collateral, granted by the same Loan Party, as applicable.

“Comparable Third Lien Security Document” means, in relation to any Common Collateral (other than the European Collateral) subject to any First Priority Document or any Second Priority Document, that Third Priority Document that creates a security interest in the same Common Collateral (other than the European Collateral), granted by the same Loan Party, as applicable.

“Corresponding First Type” means (i) with respect to the US Term Collateral and the Dutch Collateral, the First Lien Term Loan Facility Secured Obligations and (ii) with respect to the European Collateral, the First Lien Term Loan Facility Secured Obligations of the European Loan Parties.

“Corresponding Second Type” means (i) with respect to the US Term Collateral and the Dutch Collateral, the Second Lien Term Loan Facility Secured Obligations and (ii) with respect to the European Collateral, the Second Lien Term Loan Facility Secured Obligations of the European Loan Parties.

“Dutch Collateral” means all assets that are subject to Liens under and pursuant to the Dutch law governed pledge over receivables dated on or about the date hereof granted by each of Tower Automotive Holdings USA, LLC, Tower Automotive Holdings II(a), LLC and Tower Automotive Holdings II(b), LLC to JPMorgan Chase Bank, N.A., in its capacity as First Priority Representative and European Collateral Agent.

“Enforcement Action” means, with respect to any Class of Secured Obligations, any demand for payment or acceleration thereof, the exercise of any rights and remedies with respect to any Common Collateral securing such obligations or the commencement or prosecution of enforcement of any of the rights and remedies under the Loan Documents of such Class, or applicable law, including without limitation the exercise of any rights of set-off or recoupment, and the exercise of any rights or remedies of a secured creditor under the Uniform Commercial Code, the Bankruptcy Code or other similar creditors’ rights, bankruptcy, insolvency, reorganization or similar laws of any applicable jurisdiction.

“European Borrower” has the meaning set forth in the preamble of this Agreement.

“European Collateral” means all assets that are subject to Liens securing (i) obligations under and pursuant to either or both of the Foreign Subsidiary Guarantees and (ii) obligations of the European Borrower under and pursuant to the First Lien Term Loan Agreement and/or the Second Lien Term Loan Agreement, which liens are granted by Loan Parties not incorporated or tax resident in the United States of America or any state thereof, and all rights and benefits of the First Priority Representative and/or the European Collateral Agent under the Foreign Subsidiary Guarantees.

“European Collateral Agent” has the meaning given such term in Section 8.12.

“European Loan Party” shall mean the European Borrower and each Foreign Subsidiary that has become a party to a Foreign Subsidiary Guarantee.

“First Lien Term Loan Agent” has the meaning set forth in the fifth WHEREAS clause of this Agreement.

“First Lien Term Loan Agreement” has the meaning set forth in the second WHEREAS clause of this Agreement, and any replacement agreement in connection with any Refinancing of Indebtedness thereunder permitted hereby, as any such agreement may be amended, supplemented or otherwise modified in accordance with the terms hereof and thereof.

“First Lien Term Loan Agreement Loan Documents” means the “Loan Documents” as defined in the First Lien Term Loan Agreement.

“First Lien Term Loan Facility Secured Obligations” means all “Secured Obligations” as defined in the First Lien Term Loan Agreement.

“First Lien Term Loan Facility Termination Date” means the first date on which the Release Conditions (as defined in the First Lien Term Loan Security Agreement) are met.

“First Lien Term Loan Required Lenders” means the “Required Lenders” as defined in the First Lien Term Loan Agreement.

“First Lien Term Loan Security Agreement” has the meaning set forth in the fifth WHEREAS clause of this Agreement.

“First Priority Documents” means, with respect to any Type of Common Collateral, the Loan Documents governing the related First Priority Obligations.

“First Priority Lien” means any Lien on any Type of Common Collateral securing any First Priority Obligation.

“First Priority Obligations” means (i) with respect to the ABL Collateral, all ABL Secured Obligations and (ii) with respect to each Type of Other Collateral, all First Lien Term Loan Facility Secured Obligations of the Corresponding First Type. To the extent any payment with respect to any First Priority Obligation (whether by or on behalf of any Loan Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Second Priority Secured Party, Third Priority Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Priority Secured Parties, the Second Priority Secured Parties and the Third Priority Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“First Priority Obligations Payment Date” means, with respect to each Type of Common Collateral the first date on which (i) the First Priority Obligations (other than those that constitute Unasserted Contingent Obligations) with respect to such Common Collateral have been indefeasibly paid in cash in full (or, if applicable, cash collateralized or defeased in accordance with the terms of the applicable First Priority Documents), (ii) all commitments to extend credit under the applicable First Priority Documents have been terminated, (iii) there are no outstanding letters of credit or similar instruments issued under the applicable First Priority Documents (other than such as have been cash collateralized or defeased in accordance with the terms of the applicable First Priority Documents), and (iv) the First Priority Representative with respect to such Common Collateral has delivered a written notice to the Second Priority Representative and the Third Priority Representative with respect to such Common Collateral stating that the events described in clauses (i), (ii) and (iii) have occurred to the satisfaction of the First Priority Secured Parties with respect to such Common Collateral. For avoidance of doubt, a Refinancing of First Priority Obligations shall not give rise to the First Priority Obligations Payment Date unless the terms thereof expressly so provide with reference to this Agreement.

“First Priority Representative” means, with respect to each Type of Common Collateral, the Representative for the holders of the First Priority Obligations with respect to such Common Collateral.

“First Priority Secured Parties” means, with respect to each Type of Common Collateral, the First Priority Representative and the holders of the First Priority Obligations.

“First Priority Security Documents” means each agreement or document granting or purporting to grant a Lien on any Common Collateral to secure First Priority Obligations.

“Foreign Subsidiary Guarantees” means the Foreign Subsidiary Guarantee as defined in the First Lien Term Loan Agreement (as in effect on the date hereof) and the Foreign Subsidiary Guarantee as defined in the Second Lien Term Loan Agreement (as in effect on the date hereof).

“Governmental Authority” shall mean the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Indebtedness” shall mean and includes all obligations that constitute “Indebtedness”, as defined in the ABL Credit Agreement, the First Lien Term Loan Agreement or the Second Lien Term Loan Agreement, as applicable.

“Insolvency Proceeding” means any proceeding in respect of bankruptcy, insolvency, winding up, receivership, dissolution or assignment for the benefit of creditors, in each of the foregoing events whether under the Bankruptcy Code or any similar federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law.

“Lien” shall mean (a) any mortgage, deed of trust, pledge, hypothecation, security interest, encumbrance, lien or charge of any kind whatsoever, (b) the interest of a vendor or a lessor under any conditional sale, capital lease or other title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Loan Document” means any of the ABL Credit Agreement Loan Documents, the First Lien Term Loan Agreement Loan Documents or the Second Lien Term Loan Agreement Loan Documents.

“Loan Party” means the US Borrower, the European Borrower and each other Person that has granted a Lien on any assets that constitute Common Collateral or guaranteed any Secured Obligations.

“Mortgage” means mortgage, deed of trust, leasehold mortgage, assignment of leases and rents, modifications and any other agreement, document or instrument pursuant to which any Lien on real property is granted to secure any Secured Obligations or under which rights or remedies with respect to any such Lien are governed.

“Other Collateral” means the US Term Collateral or the European Collateral or the Dutch Collateral.

“Person” means any natural person, corporation, division of a corporation, partnership, limited liability company, trust, joint venture, association, company, estate, unincorporated organization or Governmental Authority or any agency or political subdivision thereof.

“Post-Petition Interest” means any interest, fees, expenses or other amount that accrues or would have accrued after the commencement of any Insolvency Proceeding, whether or not allowed or allowable in any such Insolvency Proceeding.

“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, restructure or replace or to issue other Indebtedness in exchange or replacement for, such Indebtedness, in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.

“Representative” means the agent, trustee, or other representative for the holders of the Secured Obligations of any Class designated pursuant to the applicable Loan Documents.

“Second Lien Term Loan Agent” has the meaning set forth in the sixth WHEREAS clause of this Agreement.

“Second Lien Term Loan Agreement” has the meaning set forth in the third WHEREAS clause of this Agreement, and any replacement agreement in connection with any Refinancing of Indebtedness thereunder permitted hereby, as any such agreement may be amended, supplemented or otherwise modified in accordance with the terms hereof and thereof.

“Second Lien Term Loan Agreement Loan Documents” means the “Loan Documents” as defined in the Second Lien Term Loan Agreement.

“Second Lien Term Loan Facility Secured Obligations” means all “Secured Obligations” as defined in the Second Lien Term Loan Agreement.

“Second Lien Term Loan Facility Termination Date” means the first date on which the Release Conditions (as defined in the Second Lien Term Loan Security Agreement) are met.

“Second Lien Term Loan Required Lenders” means the “Required Lenders” as defined in the Second Lien Term Loan Agreement.

“Second Lien Term Loan Security Agreement” has the meaning set forth in the sixth WHEREAS clause of this Agreement.

“Second Priority Documents” means, with respect to any Type of Common Collateral, the Loan Documents governing the related Second Priority Obligations.

“Second Priority Lien” means any Lien on any Type of Common Collateral securing any Second Priority Obligation.

“Second Priority Obligations” means (i) with respect to the ABL Collateral, all First Lien Term Loan Facility Secured Obligations and (ii) with respect to each Type of Other Collateral, all Second Lien Term Loan Facility Secured Obligations of the Corresponding Second Type. To the extent any payment with respect to any Second Priority Obligation (whether by or on behalf of any Loan Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any First Priority Secured Party, Third Priority Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Priority Secured Parties, the Second Priority Secured Parties and the Third Priority Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“Second Priority Obligations Payment Date” means, with respect to each Type of Common Collateral, the first date after the First Priority Obligations Payment Date with respect to such Common Collateral on which (i) the Second Priority Obligations (other than those that constitute Unasserted Contingent Obligations) with respect to such Common Collateral have been indefeasibly paid in cash in full (or, if applicable, cash collateralized or defeased in accordance with the terms of the applicable Second Priority Documents), (ii) all commitments to extend credit under the applicable Second Priority Documents have been terminated, (iii) there are no outstanding letters of credit or similar instruments issued under the applicable Second Priority Documents (other than such as have been cash collateralized or defeased in accordance with the terms of the applicable Second Priority Documents) and (iv) the Second Priority Representative with respect to such Common Collateral has delivered a written notice to the Third Priority Representative with respect to such Common Collateral stating that the events described in clauses (i), (ii) and (iii) have occurred to the satisfaction of the Second Priority Secured Parties with respect to such Common Collateral. For avoidance of doubt, a Refinancing of Second Priority Obligations shall not give rise to the Second Priority Obligations Payment Date unless the terms thereof expressly so provide with reference to this Agreement.

“Second Priority Representative” means, with respect to each Type of Common Collateral, the Representative for the holders of the Second Priority Obligations with respect to such Common Collateral.

“Second Priority Secured Parties” means, with respect to each Type of Common Collateral, the Second Priority Representative and the holders of the Second Priority Obligations with respect to such Common Collateral.

“Second Priority Security Documents” means each agreement or document granting or purporting to grant a Lien on any Common Collateral to secure Second Priority Obligations.

“Secured Obligations” means the First Priority Obligations, the Second Priority Obligations and the Third Priority Obligations.

“Secured Parties” means the First Priority Secured Parties, the Second Priority Secured Parties and the Third Priority Secured Parties.

“Third Priority Documents” means, with respect to any Type of Common Collateral (other than the European Collateral), the Loan Documents governing the related Third Priority Obligations.

“Third Priority Lien” means any Lien on any Common Collateral of a particular Type (other than the European Collateral) securing any Third Priority Obligation.

“Third Priority Obligations” means (i) with respect to the ABL Collateral, all Second Lien Term Loan Facility Secured Obligations and (ii) with respect to the US Term Collateral and the Dutch Collateral, all ABL Secured Obligations. To the extent any payment with respect to any Third Priority Obligation (whether by or on behalf of any Loan Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any First Priority Secured Party, Second Priority Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Priority Secured Parties, the Second Priority Secured Parties and the Third Priority Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“Third Priority Representative” means, with respect to any Type of Common Collateral (other than the European Collateral), the Representative for the holders of the Third Priority Obligations with respect to such Common Collateral. For the avoidance of doubt, there is no Third Priority Representative with respect to the European Collateral.

“Third Priority Secured Parties” means, with respect to any Type of Common Collateral (other than the European Collateral), the Third Priority Representative and the holders of the Third Priority Obligations with respect to such Common Collateral (excluding, for the avoidance of doubt, European Collateral). For the avoidance of doubt, there are no Third Priority Secured Parties with respect to the European Collateral.

“Third Priority Security Documents” means, with respect to each Type of Common Collateral (other than the European Collateral), each agreement or document granting or purporting to grant a Lien on such Common Collateral to secure Third Priority Obligations.

“Type” (a) when used to describe any Common Collateral, refers to (i) whether such Common Collateral is ABL Collateral or Other Collateral (and, for purposes of this clause (i), whether such Other Collateral is Dutch Collateral, US Term Collateral or European Collateral) and (b) when used to describe any Other Collateral, refers to whether such Other Collateral (which, for the avoidance of doubt, is also Common Collateral) is Dutch Collateral, US Term Collateral or European Collateral.

“Unasserted Contingent Obligations” means, at any time, with respect to any Class of Secured Obligations, Secured Obligations of such Class for taxes, costs, indemnifications, reimbursements, damages and other liabilities (excluding (i) the principal of, and interest and premium (if any) on, and fees and expenses relating to, any Secured Obligation of such Class and (ii) contingent reimbursement obligations in respect of amounts that may be drawn under outstanding letters of credit) in respect of which no assertion of liability (whether oral or written) and no claim or demand for payment (whether oral or written) has been made (and, in the case of Secured Obligations of such Class for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.

“Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the State of New York.

“US Borrower” has the meaning set forth in the preamble of this Agreement.

“US Guarantors” has the meaning given such term in the First Lien Term Loan Agreement.

“US Term Collateral” means all assets that are subject to Liens granted by US Loan Parties and that are not ABL Collateral or Dutch Collateral.

1.2 Interpretive and Other Provisions Regarding the European Collateral and the Dutch Collateral.

(a) With respect to the European Collateral any reference contained herein to Third Priority Documents, Third Priority Liens, Third Priority Obligations, Third Priority Representative, Third Priority Secured Parties or Third Priority Security Documents (each, a “Third Priority Term”) shall not be given effect, and any provision containing any such reference shall be given effect without regard to the existence of any such Third Priority Term(s). As described in the recitals hereto, with respect to the European Collateral and the Dutch Collateral, there may be First Priority Obligations and Second Priority Obligations (and, in the case of the Dutch Collateral, Third Priority Obligations), but a single security interest in such assets is being granted pursuant to the Foreign Collateral Documents.

(b) With respect to the European Collateral and the Dutch Collateral, (i) references to the existence of separate Security Documents in respect of the First Priority Obligations and Second Priority Obligations shall be deemed to be references to separate and common Security Documents and (ii) references to the priority of Liens shall be deemed to be references to the order of priority in application of the proceeds realized upon any Enforcement Action with respect to such European Collateral and/or Dutch Collateral, as applicable, as provided in Section 4.1.

(c) To give effect to the intent of the parties hereto with respect to the European and the Dutch Collateral as described in the recitals hereto, (i) each provision contained herein that purports to restrict the rights of any Second Priority Secured Party to take (or to refrain from taking) any action with respect to the European Collateral and the Dutch Collateral shall be deemed to be a comparable restriction on the rights of the European Collateral Agent to act upon any instructions to take (or to refrain from taking) such action that it may be given, whether by the Second Priority Secured Parties or otherwise, and (ii) each provision contained herein that purports to grant rights to any Second Priority Secured Party to take (or to refrain from taking) any action with respect to the European Collateral and the Dutch Collateral shall be deemed to impose a comparable obligation on the European Collateral Agent to act upon any instructions to take (or to refrain from taking) such action that it may be given by the Second Priority Secured Parties.

(d) Insofar as any provision of the Bankruptcy Code is or would be inapplicable (as a matter of applicable local law) to any of the European Borrower, any other Person that has granted Liens securing obligations under or pursuant to the Foreign Subsidiary Guarantee or any European Collateral, such provision shall be given effect under local law, mutatis mutandis, to the fullest extent permitted by local law.

(e) Insofar as any of the provisions contained herein are or would be inapplicable to any holder of any obligation secured by a Lien on European Collateral or Dutch Collateral or to any European Collateral or Dutch Collateral, or would be inconsistent with any of the provisions of the Foreign Subsidiary Guarantees or of the Foreign Collateral Documents granting or purporting to grant such a Lien (including, for the avoidance of doubt but without limitation, the provisions of Section 5.7, 6(b) and 6(c)), the provisions contained herein shall be given effect, mutatis mutandis, to the fullest extent not inconsistent with such Foreign Guarantee or the Foreign Collateral Documents.

(f) In any Insolvency Proceeding other than under the Bankruptcy Code, the holders of each Class of Secured Obligations with respect to the European Collateral and the Dutch Collateral shall be, mutatis mutandis, and to the fullest extent permitted by applicable law, subject to provisions comparable to those set forth herein governing the relative rights and obligations of holders of Secured Obligations of different priority (such as, for example, the provisions of Sections 5.2, 5.4, 5.8, 5.9, 5.10 (the proviso thereto) and 5.11).

(g) For the avoidance of doubt, the Second Priority Representative with respect to the European Collateral and the Second Priority Representative with respect to the Dutch Collateral is the European Collateral Agent, as defined in and appointed pursuant to Section 8.12, or any successor thereto.

SECTION 2. Lien Priorities.

2.1 Subordination of Liens.

(a) Any and all Second Priority Liens now existing or hereafter created or arising, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, are expressly junior in priority, operation and effect to any and all First Priority Liens now existing or hereafter created or arising, notwithstanding (i) anything to the contrary contained in any agreement or filing to which any Second Priority Secured Party may now or hereafter be a party, and regardless of the time, order or method of grant, attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the UCC or any applicable law or any First Priority Document or Second Priority Document or any other circumstance whatsoever and (iii) the fact that any such First Priority Liens are (x) subordinated to any Lien securing any obligation of any Loan Party other than the Second Priority Obligations or (y) otherwise subordinated, voided, avoided, invalidated or lapsed.

(b) Any and all Third Priority Liens now existing or hereafter created or arising, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, are expressly junior in priority, operation and effect to any and all First Priority Liens and Second Priority Liens now existing or hereafter created or arising, notwithstanding (i) anything to the contrary contained in any agreement or filing to which any Third Priority Secured Party may now or hereafter be a party, and regardless of the time, order or method of grant, attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the UCC or any applicable law or any First Priority Document, Second Priority Document or Third Priority Document or any other circumstance whatsoever and (iii) the fact that any such First Priority Liens or Second Priority Liens are (x) subordinated to any Lien securing any obligation of any Loan Party other than the Third Priority Obligations or (y) otherwise subordinated, voided, avoided, invalidated or lapsed.

(c) No Secured Party shall object to or contest, or support any other Person in contesting or objecting to, in any proceeding (including without limitation, any Insolvency Proceeding), the validity, extent, perfection, priority or enforceability of any security interest in the Common Collateral granted to any other Secured Party. No Second Priority Secured Party and no Third Priority Secured Party shall take, or cause to be taken, any action the purpose of which is to make any Second Priority Lien or Third Priority Lien pari passu with or senior to the First Priority Lien, and no Third Priority Secured Party shall take, or cause to be taken, any action the purpose of which is to make any Third Priority Lien pari passu with or senior to the Second Priority Lien. It is understood that nothing in this clause (c) is intended to prohibit any Second Priority Secured Party or Third Priority Secured Party from exercising any rights expressly granted to it under this Agreement.

(d) Notwithstanding any failure by any Secured Party to perfect its security interests in the Common Collateral or any avoidance, invalidation or subordination by any third party or court of competent jurisdiction of the security interests in the Common Collateral granted to such Secured Party, the priority and rights as among the Secured Parties with respect to the Common Collateral shall be as set forth herein.

2.2 Nature of Obligations. Each Secured Party acknowledges that certain of the Secured Obligations are revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of such Secured Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the Secured Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the Secured Parties (except to the extent required under Section 6) and without affecting the provisions hereof. The lien priorities provided in Section 2.1 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of or waiver, consent or accommodation with respect to, any Secured Obligations, or any portion thereof, except as permitted under Section 6.

2.3 Agreements Regarding Actions to Perfect Liens.

(a) With respect to each Type of Common Collateral, the Second Priority Representative agrees, on behalf of itself and the other Second Priority Secured Parties, and the Third Priority Representative agrees, on behalf of itself and the other Third Priority Secured Parties, that UCC-1 financing statements, patent, trademark or copyright filings or other filings or recordings filed or recorded by or on behalf of such Second Priority Representative or any other Second Priority Secured Party (or any agent or other representative thereof) or such Third Priority Representative or any other Third Priority Secured Party (or any agent or other representative thereof) shall be in form reasonably satisfactory to the First Priority Representative.

(b) With respect to each Type of Common Collateral, the First Priority Representative hereby acknowledges that, to the extent that it holds, or a third party holds on its behalf, physical possession of or “control” (as defined in the Uniform Commercial Code) over such Common Collateral pursuant to the First Priority Documents, such possession or control is also for the benefit of the Second Priority Representative and the other Second Priority Secured Parties and the Third Priority Representative and the other Third Priority Secured Parties, but solely to the extent required to perfect their security interest in such Common Collateral. Nothing in the preceding sentence shall be construed to impose any duty on the First Priority Representative (or any third party acting on its behalf) with respect to such Common Collateral or provide any Second Priority Representative or any other Second Priority Secured Party or any Third Priority Representative or any other Third Priority Secured Party with respect to such Common Collateral with any rights with respect to such Common Collateral beyond those specified in this Agreement and the Second Priority Documents or the Third Priority Documents, as the case may be, provided that with respect to each Type of Common Collateral, after the First Priority Obligations Payment Date, the First Priority Representative shall (x) deliver to the Second Priority Representative (and each Loan Party hereby directs such First Priority Representative to so deliver and the Third Priority Representative on behalf of itself and the other Third Priority Secured Parties, consents to such delivery) at the Borrowers’ sole cost and expense, any stock certificates or promissory notes evidencing or constituting such Common Collateral in its possession together with any necessary endorsements or (y) direct and deliver such Common Collateral as a court of competent jurisdiction otherwise directs, and provided, further, that the provisions of this Agreement are intended solely to govern the respective Lien priorities as between the First Priority Secured Parties, the Second Priority Secured Parties and the Third Priority Secured Parties and shall not impose on the First Priority Secured Parties any obligations in respect of the disposition of any Common Collateral (or any proceeds thereof) that would conflict with prior perfected Liens or any claims thereon in favor of any other Person that is not a Secured Party.

(c) Other than as set forth in the first proviso to the second sentence of the immediately preceding clause (b), any First Priority Secured Party with physical possession of or control over Common Collateral shall not have any duty or liability to protect or preserve any rights pertaining to any of such Common Collateral and, except for gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction, each Second Priority Secured Party and each Third Priority Secured Party hereby waives and releases such Person from all claims and liabilities arising pursuant to such Person’s role as bailee with respect to such Common Collateral.

2.4 No New Liens. The parties hereto agree that there shall be no Lien, and no Loan Party shall have any right to create any Lien, on any asset of such Loan Party securing any Secured Obligation of such Loan Party if such asset is not also subject to a Lien securing each other Secured Obligation of such Loan Party, except that nothing contained in this Section 2.4 shall preclude (i) the First Priority Secured Parties from being granted Adequate Protection Liens regardless of whether any Adequate Protection Liens are granted to the holders of any other Secured Obligations or (ii) the Second Priority Secured Parties and Third Priority Secured Parties from being granted Adequate Protection Liens in accordance with Section 5.4. If any Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Loan Party securing the Secured Obligations of such Loan Party (other than any Adequate Protection Liens that may be granted to the First Priority Secured Parties), which assets are not also subject to a Lien securing the other Secured Obligations of such Loan Party as required by the first sentence of this Section 2.4, then such Secured Party shall, without the need for any further consent of any other Secured Party, and notwithstanding anything to the contrary in any Loan Document, be deemed to hold and have held such Lien for the benefit of the Secured Parties holding Secured Obligations that are required to have a Lien on such assets by the first sentence of this Section 2.4 (and each such Lien so deemed to have been held shall be subject in all respects to the provisions of this Agreement, including without limitation the lien subordination provisions set forth in Section 2.1).

SECTION 3. Enforcement Rights.

3.1 Exclusive Enforcement.

(a) With respect to each Type of Common Collateral, until the First Priority Obligations Payment Date, whether or not an Insolvency Proceeding has been commenced by or against any Loan Party, the First Priority Secured Parties shall have the exclusive right to take and continue (or refrain from taking or continuing) any Enforcement Action with respect to such Common Collateral, without any consultation with or consent of any Second Priority Secured Party or any Third Priority Secured Party with respect to such Common Collateral, but subject to the proviso set forth in Section 5.1. With respect to each Type of Common Collateral, upon the occurrence and during the continuance of a default or an event of default under the First Priority Documents (and subject to the provisions thereof), the First Priority Representative and the other First Priority Secured Parties may take and continue any Enforcement Action with respect to the applicable First Priority Obligations and such Common Collateral in such order and manner as they may determine in their sole discretion.

(b) With respect to each Type of Common Collateral, after the First Priority Obligations Payment Date but before the Second Priority Obligations Payment Date, whether or not an Insolvency Proceeding has been commenced by or against any Loan Party, the Second Priority Secured Parties shall have the exclusive right to take and continue (or refrain from taking or continuing) any Enforcement Action with respect to such Common Collateral, without any consultation with or consent of any Third Priority Secured Party with respect to such Common Collateral, but subject to the proviso set forth in Section 5.1.

3.2 Standstill and Waivers.

(a) With respect to each Type of Common Collateral, (i) the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, and the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, for the benefit of the First Priority Representative and each other First Priority Secured Party, agree that, until the First Priority Obligations Payment Date, subject to the proviso set forth in Section 5.1, they will not oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings (including without limitation the filing of an Insolvency Proceeding) or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of such Common Collateral pursuant to an Enforcement Action (or pursuant to a sale, lease, exchange or transfer as a result of which the Second Priority Lien and the Third Priority Lien, are automatically released pursuant to Section 4.2(a)) or any other Enforcement Action taken by or on behalf of the First Priority Representative or any other First Priority Secured Party and (ii) the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, agrees, for the benefit of the Second Priority Representative and each other Second Priority Secured Party, that, until the Second Priority Obligations Payment Date, subject to the proviso set forth in Section 5.1, they will not oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings (including without limitation the filing of an Insolvency Proceeding) or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of such Common Collateral pursuant to an Enforcement Action (or pursuant to a sale, lease, exchange or transfer as a result of which the Second Priority Lien and the Third Priority Lien, are automatically released pursuant to Section 4.2(a)) or any other Enforcement Action taken by or on behalf of the Second Priority Representative or any other Second Priority Secured Party;

(b) With respect to each Type of Common Collateral (i) the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, and the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, agree, for the benefit of the First Priority Representative and each other First Priority Secured Party, that until the First Priority Obligations Payment Date, they have no right to (x) direct the First Priority Representative or any other First Priority Secured Party to take any Enforcement Action with respect to such Common Collateral or (y) consent or object to the taking by the First Priority Representative or any other First Priority Secured Party of any Enforcement Action with respect to such Common Collateral or to the timing or manner thereof (or, to the extent they may have any such right described in this clause (b)(i) as a junior lien creditor, they hereby irrevocably waive such right) and (ii) the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, agrees, for the benefit of the Second Priority Representative and each other Second Priority Secured Party, that until the Second Priority Obligations Payment Date, they have no right to (x) direct the Second Priority Representative or any other Second Priority Secured Party to take any Enforcement Action with respect to such Common Collateral or (y) consent or object to the taking by the Second Priority Representative or any other Second Priority Secured Party of any Enforcement Action with respect to such Common Collateral or to the timing or manner thereof (or, to the extent they may have any such right described in this clause (b)(ii) as a junior lien creditor, they hereby irrevocably waive such right);

(c) With respect to each Type of Common Collateral, (i) the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, and the Third Priority Representative, on behalf of itself and the other

Third Priority Secured Parties, agree, for the benefit of the First Priority Representative and each other First Priority Secured Party, that until the First Priority Obligations Payment Date, they will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against the First Priority Representative or any other First Priority Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and none of the First Priority Representative nor any other First Priority Secured Party shall be liable for, any action taken or omitted to be taken by the First Priority Representative or any First Priority Secured Party with respect to such Common Collateral or pursuant to the First Priority Documents and (ii) the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, agrees, for the benefit of the Second Priority Representative and each other Second Priority Secured Party, that until the Second Priority Obligations Payment Date, they will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against the Second Priority Representative or any other Second Priority Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and none of the Second Priority Representative or any other Second Priority Secured Party shall be liable for, any action taken or omitted to be taken by the Second Priority Representative or any Second Priority Secured Party with respect to such Common Collateral or pursuant to the Second Priority Documents; provided that nothing in this Section 3.2(c) shall be construed to prevent or limit any party hereto from instituting any such suit or other proceeding to enforce the terms of this Agreement;

(d) With respect to each Type of Common Collateral, (i) the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, and the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, agree, for the benefit of the First Priority Representative and each other First Priority Secured Party, that until the First Priority Obligations Payment Date, they will not take any Enforcement Action with respect to such Common Collateral and (ii) the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, agrees, for the benefit of the Second Priority Representative and each other Second Priority Secured Party, that until the Second Priority Obligations Payment Date, they will not take any Enforcement Action with respect to such Common Collateral;

(e) With respect to each Type of Common Collateral, (i) the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, and the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, agree, for the benefit of the First Priority Representative and each other First Priority Secured Party, that until the First Priority Obligations Payment Date, they will not commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce their interest in or realize upon, such Common Collateral and (ii) the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, agrees, for the benefit of the Second Priority Representative and each other Second Priority Secured Party, that until the Second Priority Obligations Payment Date, they will not commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce their interest in or realize upon, such Common Collateral; and

(f) With respect to each Type of Common Collateral, (i) the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, and the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, agree, for the benefit of the First Priority Representative and each other First Priority Secured Party, that until the First Priority Obligations Payment Date, they will not seek, and hereby waive any right, to have such Common Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Common Collateral and (ii) the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, agrees, for the benefit of the Second Priority Representative and each other Second Priority Secured Party, that until the Second Priority Obligations Payment Date, they will not seek, and hereby waive any right, to have such Common Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Common Collateral

3.3 Judgment Creditors. In the event that any Second Priority Secured Party or Third Priority Secured Party becomes a judgment lien creditor as a result of its enforcement of its rights as an unsecured creditor in respect of its Second Priority Obligations or Third Priority Obligations, as the case may be (it being understood that any such party may exercise its rights and remedies as an unsecured creditor against the relevant Loan Parties in accordance with the terms of the Second Priority Documents or Third Priority Documents, as applicable, and applicable law, provided that such exercise of rights or remedies is not a violation of this Agreement), such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the First Priority Liens and the First Priority Obligations and the Second Priority Liens and the Second Priority Obligations, as applicable) to the same extent as all other Second Priority Liens (created pursuant to the Second Priority Documents) or all other Third Priority Liens (created pursuant to the Third Priority Documents), as the case may be, subject to this Agreement.

3.4 Cooperation. With respect to each Type of Common Collateral, the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, and the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, agree that each of them shall take such actions as the First Priority Representative shall reasonably request in connection with an Enforcement Action or the exercise by the First Priority Secured Parties of their rights set forth herein. With respect to each Type of Common Collateral, after the First Priority Obligations Payment Date and prior to the Second Priority Obligations Payment Date, the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, agree that each of them shall take such actions as the Second Priority Representative shall reasonably request in connection with an Enforcement Action or the exercise by the Second Priority Secured Parties of their rights set forth herein.

3.5 No Additional Rights for the Loan Parties Hereunder. Except as provided in Section 3.6, if any Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, no Loan Party shall be entitled to use such violation as a defense to any action by any Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any Secured Party.

3.6 Actions Upon Breach.

(a) With respect to each Type of Common Collateral, if any Second Priority Secured Party or Third Priority Secured Party commences or participates in any action or proceeding against any Loan Party in respect of the such Common Collateral contrary to this Agreement, such Loan Party, with the prior written consent of the First Priority Secured Representative, may interpose as a defense or dilatory plea the making of this Agreement, and any First Priority Secured Party may intervene and interpose such defense or plea in its or their name or in the name of such Loan Party. With respect to each Type of Common Collateral , after the First Priority Obligations Payment Date and prior to the Second Priority Obligations Payment Date, if any Third Priority Secured Party commences or participates in any action or proceeding against any Loan Party in respect of such Common Collateral contrary to this Agreement, any Second Priority Secured Party may intervene and interpose the making of this Agreement as a defense or dilatory plea, in its name or in the name of such Loan Party.

(b) With respect to each Type of Common Collateral, if any Second Priority Secured Party (or any agent or other representative thereof) or any Third Priority Secured Party (or any agent or other representative thereof) in any way take, attempt to or threaten to take any action with respect to such Common Collateral (including, without limitation, any attempt to enforce any remedy on such Common Collateral) in violation of this Agreement, or fail to take any action required by this Agreement, any First Priority Secured Party (in its or their own name or in the name of any Loan Party) may obtain relief against such Second Priority Secured Party or agent or other representative thereof or Third Priority Secured Party or agent or other representative thereof, as the case may be, by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the Second Priority Representative on behalf of each other Second Priority Secured Party and the Third Priority Representative on behalf of each other Third Priority Secured Party that (i) the damages of the First

Priority Secured Parties from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Second Priority Secured Party and each Third Priority Secured Party waives any defense that any Loan Party and/or the First Priority Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages. With respect to each Type of Common Collateral, after the First Priority Obligations Payment Date and prior to the Second Priority Obligations Payment Date, should any Third Priority Secured Party (or any agent or other representative thereof) in any way take, attempt to or threaten to take any action with respect to such Common Collateral (including, without limitation, any attempt to enforce any remedy on such Common Collateral) in violation of this Agreement, or fail to take any action required by this Agreement, any Second Priority Secured Party (in its or their own name or in the name of any Loan Party) may obtain relief against such Third Priority Secured Party or agent or other representative thereof, as the case may be, by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the Third Priority Representative on behalf of each other Third Priority Secured Party that (i) the damages of the Second Priority Secured Parties from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Third Priority Secured Party waives any defense that any Loan Party and/or the Second Priority Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages.

SECTION 4. Application Of Proceeds Of Common Collateral; Dispositions And Releases Of Common Collateral; Inspection and Insurance.

4.1 Application of Proceeds; Turnover Provisions.

(a) All proceeds of the ABL Collateral (including any interest earned thereon) resulting from any Enforcement Action, and whether or not pursuant to an Insolvency Proceeding, shall be distributed as follows:

first, to the ABL Agent to be applied in accordance with Section 14 of the ABL Security Agreement until the ABL Secured Obligations are paid in full;

second, to the First Lien Term Loan Agent to be applied in accordance with Section 14 of the First Lien Term Loan Security Agreement until the First Lien Term Loan Facility Secured Obligations are paid in full;

third, to the Second Lien Term Loan Agent to be applied in accordance with Section 14 of the Second Lien Term Loan Security Agreement until the Second Lien Term Loan Facility Secured Obligations are paid in full; and

finally, to the relevant Lien Grantor, or as a court of competent jurisdiction may direct.

(b) All proceeds of the US Term Collateral (including any interest earned thereon) resulting from any Enforcement Action, and whether or not pursuant to an Insolvency Proceeding, shall be distributed as follows:

first, to the First Lien Term Loan Agent to be applied in accordance with Section 14 of the First Lien Term Loan Security Agreement until the First Lien Term Loan Facility Secured Obligations of the applicable Loan Parties are paid in full;

second, to the Second Lien Term Loan Agent to be applied in accordance with Section 14 of the Second Lien Term Loan Security Agreement until the Second Lien Term Loan Facility Secured Obligations of the applicable Loan Parties are paid in full;

third, to the ABL Agent to be applied in accordance with Section 14 of the ABL Security Agreement until the ABL Secured Obligations are paid in full; and

finally, to the relevant Lien Grantor, or as a court of competent jurisdiction may direct.

(b)(1) All proceeds of the European Collateral and the Dutch Collateral (including any interest earned thereon) resulting from any Enforcement Action, and whether or not pursuant to an Insolvency Proceeding, shall be distributed as follows:

first, in payment of costs and expenses incurred by the First Priority Representative with respect to the European Collateral and Dutch Collateral or the European Collateral Agent or any other First Priority Secured Party in connection with the realization or enforcement of the European Collateral and/or the Dutch Collateral, until such costs and expenses are paid in full;

second, to the First Priority Representative with respect to the European Collateral and Dutch Collateral, to be applied against the First Priority Obligations with respect to the European Collateral and the Dutch Collateral, until such First Priority Obligations are paid in full;

third, to the European Collateral Agent to be applied against the Second Priority Obligations with respect to the European Collateral and the Dutch Collateral, until such Second Priority Obligations are paid in full;

in the case of proceeds of the Dutch Collateral only, fourth, to the ABL Agent to be applied in accordance with Section 14 of the ABL Security Agreement until the ABL Secured Obligations are paid in full; and

finally, to the relevant Lien Grantor or payer, or as a court of competent jurisdiction may direct.

(c) With respect to each Type of Common Collateral, until the occurrence of the First Priority Obligations Payment Date, no Second Priority Secured Party or Third Priority Secured Party may accept any such Common Collateral, including any such Common Collateral constituting proceeds, in satisfaction, in whole or in part, of the Second Priority Secured Obligations or

Third Priority Secured Obligations, as the case may be, in violation of Sections 4.1(a), 4.1(b) or 4.1(b1). Any Common Collateral received by a Second Priority Secured Party or Third Priority Secured Party that is not permitted to be received pursuant to the preceding sentence shall be segregated and held in trust and promptly turned over to the First Priority Representative to be applied in accordance with Section 4.1(a), 4.1(b) or 4.1(b1), as the case may be, in the same form as received, with any necessary endorsements, and each Second Priority Secured Party and each Third Priority Secured Party hereby authorizes the First Priority Representative to make any such endorsements as agent for the Second Priority Representative and the Third Priority Representative (which authorization, being coupled with an interest, is irrevocable). Upon the turnover of such Common Collateral as contemplated by the immediately preceding sentence, the Second Priority Obligations or the Third Priority Obligations, as the case may be, purported to be satisfied by the payment of such Common Collateral shall be immediately reinstated in full as though such payment had never occurred.

(d) With respect to each Type of Common Collateral, after the First Priority Obligations Payment Date and prior to the Second Priority Obligations Payment Date, no Third Priority Secured Party may accept any such Common Collateral, including any such Common Collateral constituting proceeds, in satisfaction, in whole or in part, of the Third Priority Secured Obligations in violation of Sections 4.1(a), 4.1(b) or 4.1(b1). Any Common Collateral received by a Third Priority Secured Party that is not permitted to be received pursuant to the preceding sentence shall be segregated and held in trust and promptly turned over to the Second Priority Representative to be applied in accordance with Section 4.1(a), 4.1(b) or 4.1(b1), as the case may be, in the same form as received, with any necessary endorsements, and each Third Priority Secured Party hereby authorizes the Second Priority Representative to make any such endorsements as agent for the Third Priority Representative (which authorization, being coupled with an interest, is irrevocable). Upon the turnover of such Common Collateral as contemplated by the immediately preceding sentence, the Third Priority Obligations purported to be satisfied by the payment of such Common Collateral shall be immediately reinstated in full as though such payment had never occurred.

4.2 Releases of Second Priority Lien and Third Priority Lien.

(a) With respect to each Type of Common Collateral, upon any release, sale or disposition of such Common Collateral that results in the release of the First Priority Lien on such Common Collateral and that is (i) permitted pursuant to the terms of the First Priority Documents and not prohibited under the Second Priority Documents or Third Priority Documents or (ii) effected pursuant to an Enforcement Action, the Second Priority Lien and the Third Priority Lien on such Common Collateral (but not on any proceeds of such Common Collateral not required to be paid to the First Priority Secured Parties) shall be automatically and unconditionally released.

(b) With respect to each Type of Common Collateral, after the First Priority Obligations Payment Date and prior to the Second Priority Obligations Payment Date, upon any release, substitution, sale or disposition of such Common Collateral that results in the release of the Second Priority Lien on such Common Collateral and that is (i) permitted pursuant to the terms of the Second Priority Documents and not prohibited under the Third Priority Documents or (ii) effected pursuant to an Enforcement Action, the Third Priority Lien on such Common Collateral (but not on any proceeds of such Common Collateral not required to be paid to the Second Priority Secured Parties) shall be automatically and unconditionally released.

(c) With respect to each Type of Common Collateral, until the First Priority Obligations Payment Date, the Second Priority Representative and the Third Priority Representative shall promptly execute and deliver such release documents and instruments and shall take such further actions as the First Priority Representative shall reasonably request to evidence any release of the Second Priority Lien and Third Priority Lien described in Section 4.2(a). With respect to each Type of Common Collateral, each of the Second Priority Representative and the Third Priority Representative hereby appoints the First Priority Representative and any officer or duly authorized person of the First Priority Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Second Priority Representative and the Third Priority Representative and in the name of the Second Priority Representative, the Third Priority Representative or in the First Priority Representative’s own name; provided that such power of attorney may only be exercised if the Second Priority Representative or the Third Priority Representative, as the case may be, has not executed and delivered such release documents and instruments in a timely manner following a request from the First Priority Representative, and must be exercised in the First Priority Representative’s reasonable discretion, solely for the purposes of carrying out the terms of Section 4.2(a), to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of Section 4.2(a), including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

(d) With respect to each Type of Common Collateral, after the First Priority Obligations Payment Date and prior to the Second Priority Obligations Payment Date, the Third Priority Representative shall promptly execute and deliver such release documents and instruments and shall take such further actions as the Second Priority Representative shall reasonably request to evidence any release of the Third Priority Lien described in Section 4.2(b). The Third Priority Representative hereby appoints the Second Priority Representative and any officer or duly authorized person of the Second Priority Representative with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Third Priority Representative or in the Second Priority Representative’s own name; provided that such power of attorney may only be exercised if the Third Priority Representative has not executed and delivered such release documents and instruments in a timely manner following a request from the Second Priority Representative, and must be exercised in the Second Priority Representative’s reasonable discretion, solely for the purposes of carrying out the terms of Section 4.2(b), to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of Section 4.2(b), including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

4.3 Inspection Rights and Insurance.

(a) With respect to each Type of Common Collateral, until the First Priority Obligations Payment Date, any First Priority Secured Party and its representatives and invitees may, in accordance with the First Priority Documents, inspect, repossess, remove and otherwise deal with such Common Collateral, and, pursuant to an Enforcement Action, the First Priority Representative may advertise and conduct public auctions or private sales of such Common Collateral, in each case without notice (other than any notice required by law) to, the involvement of or interference by any Second Priority Secured Party or Third Priority Secured Party or liability to any Second Priority Secured Party or Third Priority Secured Party.

(b) With respect to each Type of Common Collateral, after the First Priority Obligations Payment Date and prior to the Second Priority Obligations Payment Date, any Second Priority Secured Party and its representatives and invitees may, in accordance with the Second Priority Documents, inspect, repossess, remove and otherwise deal with such Common Collateral, and, pursuant to an Enforcement Action, the Second Priority Representative may advertise and conduct public auctions or private sales of such Common Collateral, in each case without notice to, the involvement of or interference by any Third Priority Secured Party or liability to any Third Priority Secured Party.

(c) With respect to each Type of Common Collateral, until the First Priority Obligations Payment Date, the First Priority Representative will have the sole and exclusive right (i) to be named as additional insured and loss payee under any insurance policies maintained from time to time by any Loan Party with respect to such Common Collateral (except that, if the applicable insurer permits, the Second Priority Representative or Third Priority Representative shall have the right to be named as an additional insured so long as its second lien status or third lien status, as the case may be, is identified in a manner reasonably satisfactory to the First Priority Representative); (ii) to adjust or settle any insurance policy or claim covering such Common Collateral in the event of any loss thereunder; and (iii) to approve any award granted in any condemnation or similar proceeding affecting such Common Collateral.

(d) With respect to each Type of Common Collateral , after the First Priority Obligations Payment Date and prior to the Second Priority Obligations Payment Date, the Second Priority Representative will have the sole and exclusive right (i) to be named as additional insured and loss payee under any insurance policies maintained from time to time by any Loan Party with respect to such Common Collateral (except that if the applicable insurer permits, the Third Priority Representative shall have the right to be named as an additional insured so long as its third lien status is identified in a manner reasonably satisfactory to the Second Priority Representative); (ii) to adjust or settle any insurance policy or claim covering such Common Collateral in the event of any loss thereunder; and (iii) to approve any award granted in any condemnation or similar proceeding affecting such Common Collateral.

SECTION 5. Insolvency Proceedings.

5.1 Filing of Motions. No Secured Party shall, in or in connection with any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case to challenge, contest or otherwise object to the scope, validity, enforceability, perfection or priority of any Liens held by any other Secured Party and no Secured Party shall support any other Person doing any of the foregoing; provided that the Second Priority Representative and the Third Priority Representative with respect to each Type of Common Collateral may file a proof of claim in an Insolvency Proceeding, subject to the limitations contained in this Agreement and only if consistent with the terms and limitations imposed on them hereby.

5.2 Financing Matters.

(a) With respect to each Type of Common Collateral, if any Loan Party becomes subject to any Insolvency Proceeding, and if the First Priority Representative consents (or does not object) to the use of such Common Collateral (for the avoidance of doubt, including but not limited to the use of cash collateral) by any Loan Party during any Insolvency Proceeding or provides financing to any Loan Party under the Bankruptcy Code or consents (or does not object) to the provision of such financing to any Loan Party by any third party (any such financing, whether provided by the First Priority Secured Parties or any third party, being referred therein as a “DIP Financing”), then the Second Priority Representative agrees, on behalf of itself and the other Second Priority Secured Parties, and the Third Priority Representative agrees, on behalf of itself and the other Third Priority Secured Parties, that each Second Priority Secured Party and each Third Priority Secured Party (a) will be deemed to have consented to, will raise no objection to, and will not support any other Person objecting to, the use of such Common Collateral or to such DIP Financing, (b) shall only request or accept adequate protection in connection with the use of such Common Collateral or such DIP Financing as permitted by Section 5.4 below, (c) will subordinate (and will be deemed hereunder to have subordinated) the Second

Priority Liens or the Third Priority Liens, as the case may be, and any Adequate Protection Liens provided in respect thereof, (i) to such DIP Financing with the same terms and conditions as the First Priority Liens are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement), (ii) to any adequate protection, including, without limitation, Adequate Protection Liens, provided to the First Priority Secured Parties and (iii) to any “carve-out” for professional and United States Trustee fees agreed to by the First Priority Representative or the other First Priority Secured Parties and (d) agrees that any notice of such events found to be adequate by the bankruptcy court shall be adequate notice. With respect to each Type of Common Collateral, after the occurrence of the First Priority Obligations Payment Date, if the Second Priority Representative consents (or does not object) to the use of such Common Collateral by any Loan Party during any Insolvency Proceeding or to any DIP Financing, then the Third Priority Representative agrees, on behalf of itself and the other Third Priority Secured Parties, that each Third Priority Secured Party (a) will be deemed to have consented to, will raise no objection to, and will not support any other Person objecting to, the use of such Common Collateral or to such DIP Financing, (b) shall only request or accept adequate protection in connection with the use of such Common Collateral or such DIP Financing as permitted by Section 5.4, (c) will subordinate (and will be deemed hereunder to have subordinated) the Third Priority Liens and any Adequate Protection Liens provided in respect thereof (i) to such DIP Financing with the same terms and conditions as the Second Priority Liens are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement), (ii) to any adequate protection, including, without limitation, Adequate Protection Liens, provided to the Second Priority Secured Parties and (iii) to any “carve-out” for professional and United States Trustee fees agreed to by the Second Priority Representative or the other Second Priority Secured Parties and (d) agrees that any notice of such events found to be adequate by the bankruptcy court shall be adequate notice.

(b) Notwithstanding the foregoing, the provisions of Section 5.2(a) shall only be applicable as to the Second Priority Secured Parties and the Third Priority Secured Parties with respect to any DIP Financing to the extent the amount of such DIP Financing does not exceed the sum of (i) the aggregate principal amount of the ABL Secured Obligations Refinanced thereby plus (ii) the aggregate principal amount of the First Lien Term Loan Facility Secured Obligations Refinanced thereby plus (iii) $300,000,000.

5.3 Relief From the Automatic Stay. With respect to each Type of Common Collateral, the Second Priority Representative agrees, on behalf of itself and the other Second Priority Secured Parties, and the Third Priority Representative agrees, on behalf of itself and the other Third Priority Secured Parties, that none of them will (a) seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in violation thereof, or support any other Person seeking such relief or taking such action, in each case in respect of such Common Collateral, without the prior written consent of the First

Priority Representative or (b) object to, contest, or support any other Person objecting to or contesting, any relief from the automatic stay or from any other stay in any Insolvency Proceeding requested by any First Priority Secured Party.

5.4 Adequate Protection.

(a) With respect to each Type of Common Collateral, the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, and the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, agrees that none of them shall object to, contest, or support any other Person objecting to or contesting, (i) any request by the First Priority Representative or any other First Priority Secured Party for adequate protection, including, without limitation, in the form of Adequate Protection Liens, superpriority claims, interest, fees, expenses or other amounts or (ii) any objection by the First Priority Representative or any other First Priority Secured Party to any motion, relief, action or proceeding based on a claim of a lack of adequate protection to the First Priority Secured Parties. Notwithstanding anything contained in this Agreement (but subject to Section 5.4(b) after the First Priority Obligations Payment Date but before the Second Priority Obligations Payment Date), in any Insolvency Proceeding, the Second Priority Representative and the other Second Priority Secured Parties and the Third Priority Representative and the other Third Priority Secured Parties, in each case with respect to each Type of Common Collateral, may seek, support, accept or retain adequate protection solely in the form of (u) Permitted Cash Adequate Protection Payments in accordance with Section 5.4(c), (v) an Adequate Protection Lien on additional collateral, subordinated to the First Priority Liens and Liens securing any DIP Financing on the same basis as the other Second Priority Liens and Third Priority Liens are so subordinated to the First Priority Liens under this Agreement, (w) only if the First Priority Secured Parties are granted superpriority claims, superpriority claims junior in all respects to the superpriority claims granted to the First Priority Secured Parties, (x) payment of the fees and expenses of the Second Priority Secured Parties and the Third Priority Secured Parties, (y) any form of adequate protection that is consistent with the priorities set forth in this Agreement and (z) non-monetary adequate protection that is customarily provided in an Insolvency Proceeding, including, without limitation, the provision of information and the ability to monitor such Common Collateral. With respect to each Type of Common Collateral, in the event any Second Priority Secured Party or any Third Priority Secured Party receives adequate protection in the form of Adequate Protection Liens, then the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, or the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, as the case may be, (i) consents to the First Priority Representative having a senior Adequate Protection Lien on such additional collateral as security for the First Priority Obligations and that any Adequate Protection Liens granted to the Second Priority Secured Parties and Third Priority Secured Parties, as the case may be, on any additional collateral shall be subordinated to the Liens on such collateral securing the First Priority Obligations and any DIP Financing (and all obligations relating thereto) and any Adequate Protection Liens granted to the First Priority Secured Parties, with such subordination to be on the same terms that the other Second Priority Liens are subordinated to such First Priority Liens under this Agreement or that the other Third Priority Liens are subordinated to such First Priority Liens and the Second Priority Liens under this Agreement and (ii) agrees that, if the bankruptcy court does not grant the First Priority Secured Parties a senior Adequate Protection Lien on such additional collateral, then the Second Priority Secured Parties or Third Priority Secured Parties, as the case may be, shall be deemed to hold and have held their Adequate Protection Lien on such additional collateral for the benefit of the First Priority Secured Parties (and each such Lien so deemed to have been held shall be subject in all respects to the provisions of this Agreement, including without limitation the lien subordination provisions set forth in Section 2.1) and, until the First Priority Obligations Payment Date, any distributions in respect of such additional collateral received by the Second Priority Secured Parties or Third Priority Secured Parties shall be segregated and held in trust and promptly turned over to the First Priority Representative to repay the First Priority Obligations. Upon the turnover of such distributions as contemplated by the immediately preceding sentence, the Second Priority Obligations or the Third Priority Obligations, as the case may be, purported to be satisfied by such distributions shall be immediately reinstated in full as though such payment had never occurred.

(b) With respect to each Type of Common Collateral, after the First Priority Obligations Payment Date, the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, agrees that none of them shall object to, contest, or support any other Person objecting to or contesting, (i) any request by the Second Priority Representative or any other Second Priority Secured Party for adequate protection, including, without limitation, in the form of Adequate Protection Liens, superpriority claims, interest, fees, expenses or other amounts or (ii) any objection by the Second Priority Representative or any other Second Priority Secured Party to any motion, relief, action or proceeding based on a claim of a lack of adequate protection to the Second Priority Secured Parties. Notwithstanding anything contained in this Agreement, in any Insolvency Proceeding after the First Priority Obligations Payment date but before the Second Priority Obligations Payment Date, (i) the Third Priority Representative and the other Third Priority Secured Parties may seek, support, accept or retain adequate protection solely in the form of (u) Permitted Cash Adequate Protection Payments in accordance with Section 5.4(c), (v) an Adequate Protection Lien on additional collateral, subordinated to the Second Priority Liens and Liens securing any DIP Financing on the same basis as the Third Priority Liens are so subordinated to the Second Priority Liens under this Agreement, (w) only if the Second Priority Secured Parties are granted superpriority claims, superpriority claims junior in all respects to the superpriority claims granted to the Second Priority Secured Parties, (x) payment of fees and expenses payable to the Third Priority Secured Parties, (y) any form of adequate protection that is consistent with the priorities set forth in this Agreement and (z) non-monetary adequate protection that is customarily provided in an Insolvency Proceeding, including, without limitation, the provision of information and the ability to monitor such Common Collateral. With respect to each Type of Common Collateral, in the event any Third Priority Secured Party receives adequate protection in the form of Adequate Protection Liens on additional collateral, then the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, (i) consents to the Second Priority Representative having a senior Adequate Protection Lien on such additional collateral as security for the Second Priority Obligations and that any Adequate Protection Lien granted to the Third Priority Secured Parties on any additional collateral shall be subordinated to the Liens on such collateral securing the Second Priority Obligations and any DIP Financing (and all obligations relating thereto) and any Adequate Protection Liens granted to the Second Priority Secured Parties, with such subordination to be on the same terms that the other Third Priority Liens are subordinated to such Second Priority Liens under this Agreement and (ii) agrees that, if the bankruptcy court does not grant the Second Priority Secured Parties a senior Adequate Protection Lien on such additional collateral, then the Third Priority Secured Parties shall be deemed to hold and have held their Adequate Protection Lien on such additional collateral for the benefit of the Second Priority Secured Parties (and each such Lien so deemed to have been held shall be subject in all respects to the provisions of this Agreement, including without limitation the lien subordination provisions set forth in Section 2.1) and any distributions in respect of such additional collateral received by the Third Priority Secured Parties shall be segregated and held in trust and promptly turned over to the Second Priority Representative to repay the Second Priority Obligations. Upon the turnover of such distributions as contemplated by the immediately preceding sentence, the Third Priority Obligations purported to be satisfied by the payment of such distributions shall be immediately reinstated in full as though such payment had never occurred.

(c) With respect to each Type of Common Collateral, if the First Priority Secured Parties are granted as adequate protection current cash payments at least equal to Post-Petition Interest accruing at the applicable non-default rate on the First Priority Obligations, the Second Priority Secured Parties may seek, support, accept or retain as adequate protection current cash payments in an amount equal to Post-Petition Interest accruing at the applicable non-default rate on the Second Priority Obligations (the “Second Priority Permitted Cash Adequate Protection Payments”); provided that the consent of the Second Priority Secured Parties to, and the agreement of the Second Priority Secured Parties not to object or support any objection to, the use of such Common Collateral, any DIP Financing and any adequate protection provided to the First Priority Secured Parties as provided in Section 5.2 shall remain in full force and effect even if the Second Priority Secured Parties seek such Second Priority Permitted Cash Adequate Protection Payments and whether or not such Second Priority Permitted Cash Adequate Protection Payments are granted by the bankruptcy court. With respect to each Type of Common Collateral, if the Second Priority Secured Parties are granted as adequate protection Second Priority Permitted Cash Adequate Protection Payments, the Third Priority Secured Parties may seek, support, accept or retain as adequate protection current cash payments in an amount equal to Post-Petition Interest accruing at the applicable non-default rate on the Third Priority Obligations (the “Third Priority Permitted Cash Adequate Protection Payments” and, together with the Second Priority Permitted Cash Adequate Protection Payments, the “Permitted Cash Adequate Protection Payments”); provided that the consent of the Third Priority Secured Parties to, and the agreement of the Third Priority Secured Parties not to object or support any objection to, the use of such Common Collateral, any DIP Financing and any adequate protection provided to the First Priority Secured Parties and Second Priority Secured Parties as provided in Section 5.2 shall remain in full force and effect even if the Third Priority Secured Parties seek such Third Priority Permitted Cash Adequate Protection Payments and whether or not such Third Priority Permitted Cash Adequate Protection Payments are granted by the bankruptcy court.

5.5 Avoidance Issues. With respect to each Type of Common Collateral, if any First Priority Secured Party or Second Priority Secured Party is required in any Insolvency Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of any Loan Party, because such amount was avoided or ordered to be paid or disgorged for any reason, including because it was found to be a fraudulent or preferential transfer, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the First Priority Obligations or Second Priority Obligations, as the case may be, shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred, and the First Priority Obligations Payment Date or the Second Priority Obligations Payment Date, as the case may be, shall be deemed not to have occurred. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.

5.6 Asset Dispositions in an Insolvency Proceeding.

(a) With respect to each Type of Common Collateral, the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, and the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, agree that (a) none of them shall, in an Insolvency Proceeding or otherwise, oppose any sale or disposition of any such Common Collateral that is supported by the First Priority Secured Parties, and (b) they will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any such sale supported by the First Priority Secured Parties and to have released their Liens in such assets.

(b) With respect to each Type of Common Collateral, after the First Priority Obligations Payment Date but prior to the Second Priority Obligations Payment Date, the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, agrees that (a) none of them shall, in an Insolvency Proceeding or otherwise, oppose any sale or disposition of any such Common

Collateral that is supported by the Second Priority Secured Parties, and (b) they will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any such sale supported by the Second Priority Secured Parties and to have released their Liens in such assets.

5.7 Separate Grants of Security and Separate Classification.

(a) With respect to each Type of Common Collateral, each Secured Party acknowledges and agrees that (i) the grant of Liens pursuant to the First Priority Documents constitutes a separate and distinct grant of Liens from the grant of each of the Liens granted pursuant to any of the Second Priority Documents or any of the Third Priority Documents, (ii) because of, among other things, their differing rights in such Common Collateral, each of the First Priority Obligations, Second Priority Obligations and Third Priority Obligations is fundamentally different and must be separately classified in any plan of reorganization proposed or confirmed in an Insolvency Proceeding and (iii) it will object to, and not vote in favor of, any plan of reorganization that does not separately classify each such Class. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if a court of competent jurisdiction holds that the claims of the First Priority Secured Parties, the claims held by the Second Priority Secured Parties and/or the claims held by the Third Priority Secured Parties in respect of such Common Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the Second Priority Secured Parties and the Third Priority Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of senior and junior secured claims against the relevant Loan Parties in respect of such Common Collateral (with the effect being that, to the extent that the aggregate value of such Common Collateral is sufficient (for this purpose ignoring all claims held by the Second Priority Secured Parties and the Third Priority Secured Parties), the First Priority Secured Parties shall be entitled to receive, in addition to distributions to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Interest (at the applicable non-default rate) before any distribution is made in respect of the claims held by the Second Priority Secured Parties and the Third Priority Secured Parties), with the Second Priority Secured Parties and the Third Priority Secured Parties hereby acknowledging and agreeing to turn over to the First Priority Secured Parties distributions otherwise received or receivable by them in respect of such Common Collateral to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Priority Secured Parties and/or the Third Priority Secured Parties.

(b) With respect to each Type of Common Collateral, subject to Section 5.6(a), if a court of competent jurisdiction holds that the claims of the Second Priority Secured Parties and the claims held by one or more of the Third Priority Secured Parties constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the Third Priority Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of senior and junior secured claims against the relevant Loan Parties in respect of such Common Collateral (with the effect being that, to the extent that the aggregate value of such Common Collateral is sufficient (for this purpose ignoring all claims held by the Third Priority Secured Parties), the Second Priority Secured Parties shall be entitled to receive, in addition to distributions to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Interest (at the applicable non-default rate) before any distribution is made in respect of the claims held by the Third Priority Secured Parties), with the Third Priority Secured Parties hereby acknowledging and agreeing to turn over to the Second Priority Secured Parties distributions otherwise received or receivable by them in respect of such Common Collateral to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Third Priority Secured Parties.

5.8 Plans of Reorganization.

(a) With respect to each Type of Common Collateral, if the claims of the First Priority Secured Parties, the claims held by the Second Priority Secured Parties and/or the claims held by the Third Priority Secured Parties constitute only one secured claim pursuant to any plan of reorganization proposed in an Insolvency Proceeding (rather than separate classes of senior and junior secured claims), notwithstanding the objection to, and vote against, such plan by such Secured Parties in accordance with Section 5.7(a), no Second Priority Secured Party and no such Third Priority Secured Party shall support or vote in favor of such plan of reorganization (and each shall vote and shall be deemed to have voted to reject any plan of reorganization) unless such plan (i) pays off, in cash in full, all First Priority Obligations or (ii) is supported by the First Priority Representative. If any such Second Priority Secured Party or Third Priority Secured Party votes in favor of any plan or reorganization in violation of this Section 5.8(a), such Second Priority Secured Party or such Third Priority Secured Party irrevocably agrees that such vote shall be deemed unauthorized, void and of no force and effect and the First Priority Representative shall be, and shall be deemed, such party’s “authorized agent” under Bankruptcy Rules 3018(c) and 9010, and that the First Priority Representative shall be authorized and entitled to withdraw such vote and submit a superseding ballot on behalf of such Second Priority Secured Party or such Third Priority Secured Party that is consistent herewith.

(b) With respect to each Type of Common Collateral, subject to Section 5.8(a), if the claims of the Second Priority Secured Parties and the claims held by the Third Priority Secured Parties constitute only one secured claim pursuant to any plan of reorganization proposed in an Insolvency Proceeding (rather than separate classes of senior and junior secured claims), notwithstanding the objection to, and vote against, such plan by the Secured Parties in accordance with Section 5.7(a), no Third Priority Secured Party shall support or vote in favor of such plan of reorganization (and each shall vote and shall be deemed to have voted to reject any plan of reorganization) unless such plan (i) pays off, in cash in full, all Second Priority Obligations or (ii) is supported by the Second Priority Representative. If any such Third Priority Secured Party votes in favor of any plan or reorganization in violation of this Section 5.8(b), such Third Priority Secured Party irrevocably agrees that such vote shall be deemed unauthorized, void and of no force and effect and the Second Priority Representative shall be, and shall be deemed, such party’s “authorized agent” under Bankruptcy Rules 3018(c) and 9010, and that the Second Priority Representative shall be authorized and entitled to withdraw such vote and submit a superseding ballot on behalf of such Third Priority Secured Party that is consistent herewith.

5.9 Other Matters. With respect to each Type of Common Collateral, to the extent that the Second Priority Representative, any other Second Priority Secured Party, the Third Priority Representative or any other Third Priority Secured Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code with respect to any of such Common Collateral, and the Second Priority Representative agrees, on behalf of itself and the other Second Priority Secured Parties, and the Third Priority Representative agrees, on behalf of itself and the other Third Priority Secured Parties, not to assert any of such rights in violation of this Agreement; provided that (a) if requested by the First Priority Representative, the Second Priority Representative and/or the Third Priority Representative shall timely exercise such rights in the manner requested by the First Priority Representative, including any rights to payments in respect of such rights and (b) after the First Priority Obligations Payment Date but prior to the Second Priority Obligations Payment Date, if requested by the Second Priority Representative, the Third Priority Representative shall timely exercise such rights in the manner requested by the Second Priority Representative, including any rights to payments in respect of such rights.

5.10 No Waiver of Rights of First Priority Secured Parties. With respect to each Type of Common Collateral, nothing contained herein shall prohibit or in any way limit the First Priority Representative or any other First Priority Secured Party from objecting in any Insolvency Proceeding or otherwise to any action taken by any Second Priority Secured Party or Third Priority Secured Party, other than any action taken by such Second Priority Secured Party or Third Priority Secured Party, as the case may be, that is expressly permitted by this Agreement; provided, however, that, notwithstanding Section 5.4 hereof, (a) the First Priority Representative and the First Priority Secured Parties may object to the provision of cash payments as adequate protection to the Second Priority Secured Parties or the Third Priority Secured Parties, as the case may be and (b) the Second Priority Representative and the Second Priority Secured Parties may object to the provision of cash payments as adequate protection to the Third Priority Secured Parties.

5.11 Effectiveness in Insolvency Proceedings. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code, shall be effective before, during and after the commencement of an Insolvency Proceeding. All references in this Agreement to any Loan Party shall include such Loan Party as a debtor-in-possession and any receiver or trustee for such Loan Party in any Insolvency Proceeding, and the rights and obligations hereunder of the First Priority Secured Parties, the Second Priority Secured Parties and the Third Priority Secured Parties with respect to each Type of Collateral shall be fully enforceable as between such parties regardless of the pendency of Insolvency Proceedings or any related limitations on the enforcement of this Agreement against any Loan Party.

SECTION 6. Matters Relating to Loan Documents.

(a) The Loan Documents may be amended, supplemented or otherwise modified in accordance with their terms, and the Indebtedness thereunder may be Refinanced; provided, however, that no such amendment, supplement, modification or Refinancing shall:

(i) without the consent of the ABL Required Lenders, the First Lien Term Loan Required Lenders and the Second Lien Term Loan Required Lenders, contravene any provision of this Agreement (provided, that if any of the ABL Termination Date, the First Lien Term Loan Facility Termination Date or the Second Lien Term Loan Facility Termination Date have occurred, the consent of the ABL Required Lenders, the First Lien Term Loan Required Lenders and/or the Second Lien Term Loan Lenders, as applicable, shall not be required),

(ii) without the consent of the First Lien Term Loan Required Lenders and the Second Lien Term Loan Required Lenders, (x) result in the aggregate amount of Revolving Credit Commitments (as defined in the ABL Credit Agreement) in existence (or permitted to be in existence) under the ABL Credit Agreement Loan Documents (as so amended, supplemented, modified or Refinanced) exceeding $275,000,000 or (y) increase the “Applicable Margin” or similar component of the interest rate under the ABL Credit Agreement Loan Documents by more than 300 basis points (excluding increases resulting from the accrual of interest at the default rate) and provided further that the holders of the Indebtedness resulting from such Refinancing, or a duly authorized agent on their behalf, agree in writing to be bound by the terms of this Agreement (provided, that if any of the First Lien Term Loan Facility Termination Date or the Second Lien Term Loan Facility Termination Date has occurred, the consent of the First Lien Term Loan Required Lenders and/or the Second Lien Term Loan Lenders, as applicable, shall not be required),

(iii) without the consent of the ABL Required Lenders and the Second Lien Term Loan Required Lenders, (x) result in the aggregate principal amount of Loans (as defined in the First Lien Term Loan Agreement) outstanding (or permitted to be outstanding) under the First

Lien Term Loan Agreement Loan Documents (as so amended, supplemented, modified or Refinanced), exceeding $570,000,000 or (y) increase the “Applicable Margin” or similar component of the interest rate under the First Lien Term Loan Agreement Loan Documents by more than 300 basis points (excluding increases resulting from the accrual of interest at the default rate) and provided further that the holders of the Indebtedness resulting from such Refinancing, or a duly authorized agent on their behalf, agree in writing to be bound by the terms of this Agreement (provided, that if any of the ABL Termination Date or the Second Lien Term Loan Facility Termination Date has occurred, the consent of the ABL Required Lenders and/or the Second Lien Term Loan Lenders, as applicable, shall not be required), or

(iv) without the consent of the ABL Required Lenders and the First Lien Term Loan Required Lenders, (x) result in the aggregate principal amount of Loans (as defined in the Second Lien Term Loan Agreement) outstanding (or permitted to be outstanding) under the Second Lien Term Loan Agreement Loan Documents (as so amended, supplemented, modified or Refinanced) exceeding $150,000,000 or (y) increase the “Applicable Margin” or similar component of the interest rate under the Second Lien Term Loan Agreement Loan Documents by more than 300 basis points (excluding increases resulting from the accrual of interest at the default rate) and provided further that the holders of the Indebtedness resulting from such Refinancing, or a duly authorized agent on their behalf, agree in writing to be bound by the terms of this Agreement (provided, that if any of the ABL Termination Date or the First Lien Term Loan Facility Termination Date has occurred, the consent of the ABL Required Lenders and/or the First Lien Term Loan Required Lenders, as applicable, shall not be required).

(b) With respect to each Type of Common Collateral, until the First Priority Obligations Payment Date, in the event the First Priority Representative enters into any amendment, waiver or consent in respect of any of the First Priority Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Priority Document or changing in any manner the rights of any parties thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Second Lien Security Document and to the Comparable Third Lien Security Document without the consent of or action by any Second Priority Secured Party or Third Priority Secured Party (with all such amendments, waivers and modifications subject to the terms hereof); provided that (other than with respect to amendments, modifications or waivers that secure additional extensions of credit and add additional secured creditors and do not violate the express provisions of the Second Priority Documents and the Third Priority Documents), (i) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of any Second Priority Document or Third Priority Document, except to the extent that a release of such Lien is permitted by Section 4.2, (ii) any such amendment, waiver or consent that materially and adversely affects the rights of the Second Priority Secured Parties or the Third Priority Secured Parties and does not affect the First Priority Secured Parties in a like or similar manner shall not apply to the Second Priority Documents or the Third Priority Documents, as the case may be, without the consent of the Second Priority Representative or the Third Priority Representative, as the case may be and (iii) notice of such amendment, waiver or consent shall be given to the Second Priority Representative and the Third Priority Representative no later than 30 days after its effectiveness, provided that the failure to give such notice shall not affect the effectiveness and validity thereof.

(c) With respect to each Type of Common Collateral, after the First Priority Obligations Payment Date but prior to the Second Priority Obligations Payment Date, in the event the Second Priority Representative enters into any amendment, waiver or consent in respect of any of the Second Priority Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Second Priority Document or changing in any manner the rights of any parties thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Third Lien Security Document without the consent of or action by any Third Priority Secured Party (with all such amendments, waivers and modifications subject to the terms hereof); provided that (other than with respect to amendments, modifications or waivers that secure additional extensions of credit and add additional secured creditors and do not violate the express provisions of the Third Priority Documents), (i) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of any Third Priority Document, except to the extent that a release of such Lien is permitted by Section 4.2, (ii) any such amendment, waiver or consent that materially and adversely affects the rights of the Third Priority Secured Parties and does not affect the Second Priority Secured Parties in a like or similar manner shall not apply to the Third Priority Documents without the consent of the Third Priority Representative and (iii) notice of such amendment, waiver or consent shall be given to the Third Priority Representative no later than 30 days after its effectiveness, provided that the failure to give such notice shall not affect the effectiveness and validity thereof.

(d) Each of the Borrowers and the Representatives agrees that each of the ABL Credit Agreement, the First Lien Term Loan Agreement and the Second Lien Term Loan Agreement (any notes issued pursuant thereto) and each First Priority Security Document, Second Priority Security Document and Third Priority Security Document shall contain the applicable provisions set forth on Annex I hereto, or similar provisions approved by the Representatives, which approval shall not be unreasonably withheld or delayed. Each of the Borrowers and the Representatives further agrees that each Mortgage covering any Common Collateral granted in favor of the Representative of the Secured Parties of any Class shall contain such other language as the Representative of the Secured Parties of each other Class may reasonably request to reflect the subordination of such Mortgage pursuant to this Agreement.

SECTION 7. Reliance; Waivers; etc.

7.1 Reliance. The First Priority Documents, the Second Priority Documents and the Third Priority Documents with respect to each Type of Collateral are deemed to have been executed and delivered, and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. With respect to each Type of Common Collateral, the Second Priority Representative, on behalf of it itself and the other Second Priority Secured Parties, and the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, expressly waive all notice of the acceptance of and reliance on this Agreement by the other Secured Parties.

7.2 No Warranties or Liability. The Third Priority Representative, the Second Priority Representative and the First Priority Representative with respect to each Type of Common Collateral acknowledge and agree that neither has made any representation or warranty with respect to the execution, validity, legality, completeness, collectibility or enforceability of any First Priority Document, any Second Priority Document or any Third Priority Document. Except as otherwise provided in this Agreement, the Second Priority Representative, the Third Priority Representative and the First Priority Representative with respect to each Type of Common Collateral will be entitled to manage and supervise their respective extensions of credit to any Loan Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

7.3 No Waivers. No right or benefit of any party hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such party or any other party hereto or by any noncompliance by any Loan Party with the terms and conditions of any of the First Priority Documents, any of the Second Priority Documents or any of the Third Priority Documents.

SECTION 8. Miscellaneous.

8.1 Conflicts. Except as otherwise provided herein, in the event of any conflict between the provisions of this Agreement and the provisions of any First Priority Document, any Second Priority Document or any Third Priority Document, the provisions of this Agreement shall govern.

8.2 Continuing Nature of Provisions. This Agreement shall continue to be effective, and shall not be revocable by any party hereto, until the Second Priority Obligations Payment Date shall have occurred with respect to each Type of Common Collateral. This is a continuing agreement and the First Priority Secured Parties, the Second Priority Secured Parties and the Third Priority Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, any Loan Party on the faith hereof.

8.3 Amendments; Waivers. No amendment or modification of any of the provisions of this Agreement shall be effective unless the same shall be in writing and signed by the First Priority Representative, each Second Priority Representative and each Third Priority Representative, and, in the case of amendments or modifications of Sections 3.5, 3.6, 8.5 or 8.6, the Borrower.

8.4 Information Concerning Financial Condition of the Borrower and the other Loan Parties. With respect to each Type of Common Collateral, the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, and the First Priority Representative, on behalf of itself and the other First Priority Secured Parties, hereby agree that each Secured Party assumes responsibility for keeping itself informed of the financial condition of the relevant Loan Parties and all other circumstances bearing upon the risk of nonpayment of the First Priority Obligations, the Second Priority Obligations or the Third Priority Obligations. With respect to each Type of Common Collateral, the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, the Third Priority Representative, on behalf of itself and the other Third Priority Secured Parties, and the First Priority Representative, on behalf of itself and the other First Priority Secured Parties, hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances. In the event any Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any information to any other Secured Party, it shall be under no obligation (a) to provide any such information to such other party or any other party on any subsequent occasion, (b) to undertake any investigation, or (c) to disclose any other information.

8.5 Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York , except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

8.6 Notices.

(a) Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(i) If to a Loan Party:

c/o Tower Automotive, LLC

299 Park Avenue

New York, NY 10171

Facsimile: (212) 891-1541

Attention: Dev B. Kapadia, Managing Director

                 Seth Gardner, Managing Director

with a copy to (which shall not constitute notice):

Lowenstein Sandler PC

1251 Avenue of the Americas

New York, NY 10020

Facsimile: (973) 597-2425

Attention: Robert G. Minion, Esq.

                 Lowell A. Citron, Esq.

(ii) If to JPMorgan Chase Bank, N.A.:

JPMorgan Chase Bank, N.A.

c/o Loan and Agency Services Group

1111 Fannin, 10th Floor

Houston, TX 77002

Facsimile: (713) 750-2938

Attention: Denise M. Ramon

with copies to (which shall not constitute notice):

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, NY 10017

Facsimile: (212) 270-5127

Attention: Richard Duker

and

JPMorgan Europe Ltd.

125 London Wall, Fl 9

London, UK EC2Y 5AJ

Facsimile: (44-207) 777-2360

Attention: James Beard

(iii) If to Goldman Sachs Credit Partners L.P.:

Goldman Sachs Credit Partners L.P.

85 Broad Street

New York, NY 10004

Facsimile: (212) 357-0926

Attention: Rob Schatzman

8.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and each of the First Priority Secured Parties, Second Priority Secured Parties and Third Priority Secured Parties and their respective successors and assigns, and nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Common Collateral or any Type thereof. All references to any Loan Party shall include any Loan Party as debtor-in-possession and any receiver or trustee for such Loan Party in any Insolvency Proceeding.

8.9 Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

8.10 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

8.11 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective when it shall have been executed by each party hereto.

8.12 Second Lien Term Loan Facility Collateral Subagent. The Second Lien Term Loan Agent as at the date of this Agreement hereby appoints JPMorgan Chase Bank, N.A. (“JPMCB”), as its subagent (in this capacity, the “European Collateral Agent”) with respect to the European Collateral and the Dutch Collateral, and JPMCB hereby accepts such appointment. In such capacity, JPMCB shall be entitled to the benefits of Article 8 and Section 10.05 of the Second Lien Term Loan Agreement to the same extent as the Second Lien Term Loan Agent thereunder. In making such appointment and in authorizing the same, the Secured Parties (as defined in the Second Lien Term Loan Agreement) are fully aware of the potential differences in the interests of each Class of Secured Parties with respect to the European Collateral and the Dutch Collateral, have requested JPMCB to accept this appointment notwithstanding the same and assume all risks of the same.

8.13 Agent in Respect of Certain Assignments. In its capacity as European Collateral Agent, JPMCB hereby appoints the Second Lien Term Loan Agent as its subagent (the Second Lien Term Loan Agent, when acting in such capacity, the “Subagent”) with respect to the European Collateral and the Dutch Collateral, and the Second Lien Term Loan Agent hereby accepts such appointment. In such capacity, the Second Lien Term Loan Agent is hereby authorized by the European Collateral Agent to execute any Assignment and Acceptance (under and as defined in the Second Lien Term Loan Agreement) as subagent for and on behalf of the European Collateral Agent. Any such Assignment and Acceptance executed by the Second Lien Term Loan Agent in its capacity as Second Lien Term Loan Agent shall be deemed to also have been executed by the Second Lien Term Loan Agent in its capacity as subagent for and on behalf of the European Collateral Agent. The authorization granted to the Subagent pursuant to this Section 8.13 shall be limited to the matters described in this Section 8.13.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

JPMORGAN CHASE BANK, N.A., as Representative with respect to the ABL Credit Agreement

By:	/s/ Richard W. Duker
	Name:	Richard W. Duker
	Title:	Managing Director

JPMORGAN CHASE BANK, N.A., as Representative with respect to the First Lien Term Loan Agreement

By:	/s/ Richard W. Duker
	Name:	Richard W. Duker
	Title:	Managing Director

GOLDMAN SACHS CREDIT PARTNERS L.P., as Representative with respect to the Second Lien Term Loan Agreement and as Subagent

By:	/s/ Thomas G. Connolly
	Name:	Thomas G. Connolly
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as European Collateral Agent and Representative with respect to the European Collateral and the Dutch Collateral

By:	/s/ Richard W. Duker
	Name:	Richard W. Duker
	Title:	Managing Director

TOWER AUTOMOTIVE HOLDINGS USA, LLC

By:	/s/ Dev B. Kapadia
	Name:	Dev B. Kapadia
	Title:	President

TOWER AUTOMOTIVE HOLDINGS EUROPE B.V.

By:	/s/ B.S. Hummel
	Name:	B.S. Hummel
	Title:	Attorney in writing

TOWER AUTOMOTIVE, LLC (formerly known as TOWER ACQUISITION COMPANY, LLC)

By:	/s/ Dev B. Kapadia
	Name:	Dev B. Kapadia
	Title:	President

TOWER AUTOMOTIVE HOLDINGS I, LLC

By:	/s/ Dev B. Kapadia
	Name:	Dev B. Kapadia
	Title:	President

TOWER AUTOMOTIVE HOLDINGS II(a), LLC

By:	/s/ Dev B. Kapadia
	Name:	Dev B. Kapadia
	Title:	President

TOWER AUTOMOTIVE HOLDINGS II(b), LLC

By:	/s/ Dev B. Kapadia
	Name:	Dev B. Kapadia
	Title:	President

TOWER AUTOMOTIVE OPERATIONS USA I, LLC

By:	/s/ Dev B. Kapadia
	Name:	Dev B. Kapadia
	Title:	President

TOWER AUTOMOTIVE OPERATIONS USA II, LLC

By:	/s/ Dev B. Kapadia
	Name:	Dev B. Kapadia
	Title:	President

TOWER AUTOMOTIVE OPERATIONS USA III, LLC

By:	/s/ Dev B. Kapadia
	Name:	Dev B. Kapadia
	Title:	President

TOWER AUTOMOTIVE HOLDINGS III COÖPERATIE U.A.

By:	/s/ B.S. Hummel
	Name:	B.S. Hummel
	Title:	Managing Director

TOWER AUTOMOTIVE HOLDINGS ASIA B.V.

By:	/s/ C.A. van Beek
	Name:	C.A. van Beek
	Title:	Managing Director

By:	/s/ B.S. Hummel
	Name:	B.S. Hummel
	Title:	Managing Director

TOWER AUTOMOTIVE HOLDING GMBH

By:	/s/ Vincent Pairet
	Name:	Vincent Pairet
	Title:	Managing Director

TOWER AUTOMOTIVE UMFORMTECHNIK GMBH

By:	/s/ George Kraus
	Name:	George Kraus
	Title:	Managing Director

TOWER AUTOMOTIVE PRESSWERK ZWICKAU GMBH

By:	/s/ Hans Große
	Name:	Hans Große
	Title:	Managing Director

TOWER AUTOMOTIVE DUISBURG GMBH

By:	/s/ Frank Walter
	Name:	Frank Walter
	Title:	Managing Director

TOWER AUTOMOTIVE AUSLANDSBETEILIGUNGEN GMBH

By:	/s/ Frank Walter
Name: Frank Walter
Title: Managing Director

TOWER AUTOMOTIVE POLSKA SP. ZO.O.

By:	/s/ Frank Walter
Name: Frank Walter
Title: Managing Director

TOWER AUTOMOTIVE GESCHAFTSFUHRUNG GMBH

By:	/s/ Gyula Meleghy
Name: Gyula Meleghy
Title: Managing Director

FELISSA GRUNDSTUCKS VERMIETUNGSGESELLSCHAFT MBH & CO. OBJECKT DUISBURG KG

By:	/s/ Gerrit Kotterman
	Name:	Gerrit Kotterman
	Title:	Managing Director

Annex I